EXHIBIT 99.1

Contacts: URS Corporation Sam Ramraj Vice President, Investor Relations (415) 774-2700	Sard Verbinnen & Co Hugh Burns/Jamie Tully/Briana Kelly (212) 687-8080

URS CORPORATION REPORTS FIRST QUARTER 2011 RESULTS

Results Reflect Improving Industrial & Commercial and Power Markets

Company Reaffirms Fiscal 2011 Guidance

SAN FRANCISCO, CA – May 10, 2011 – URS Corporation (NYSE: URS) today reported its financial results for the first quarter of fiscal 2011, which ended on April 1, 2011.  Revenues for the quarter were $2.32 billion, compared with the $2.21 billion recorded during the first quarter of 2010.  Operating income for the quarter was $132.1 million, compared with the $125.2 million reported in the year-ago period. Net income was $62.1 million compared with $95.6 million reported in the first quarter of 2010.  Diluted earnings per share (“EPS”) were $0.79, compared with the $1.17 reported in the first quarter of last year.  Financials for the first quarter of the 2011 fiscal year include results from Scott Wilson, which was acquired in the third quarter of fiscal 2010.

Financial results for the first quarter of 2010 included a reduction in the Company’s effective income tax rate, resulting from the Company’s decision to reinvest all of the earnings of its international operations indefinitely, as part of its strategy to expand its business globally. This reduction in income tax expense resulted in a $42.1 million increase in net income attributable to URS.  Excluding this reduction in income tax expense, net income for the first quarter of 2010 would have been $53.5 million and EPS would have been $0.66.  A table reconciling net income and diluted EPS for the first quarter of 2010, excluding the impact of the reduction in effective income tax rate, to GAAP net income and EPS is attached to this release.

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The Company’s backlog was $16.3 billion at the end of the first quarter of 2011, compared to $16.6 billion as of December 31, 2010, the last day of the Company’s 2010 fiscal year.  The Company ended the quarter with a book of business of $28.5 billion, compared with $29.1 billion at the end of fiscal 2010.

Commenting on the Company’s financial results, Martin M. Koffel, Chairman and Chief Executive Officer, stated: “We are particularly pleased that, after adjusting for the reduction in the 2010 income tax rate, our net income and earnings per share grew significantly when compared with the first quarter of last year.  We also are pleased by our revenue growth in both the power and industrial and commercial sectors.  Clients in these sectors are beginning to move forward on capital projects that had been deferred during the economic downturn.  In addition, our work providing environmental and engineering services to these clients under long-term Master Services Agreements has continued to grow.  Revenues from our infrastructure sector also were strong, primarily reflecting the expansion of our international business last year, while federal sector revenues were essentially flat compared to the first quarter of last year.”

Business Segment Results

In addition to providing consolidated financial results, URS reports separate financial information for its three segments:  Infrastructure & Environment, Federal Services, and Energy & Construction.  The Infrastructure & Environment segment includes program management, planning, design and engineering, construction management, and operations and maintenance services in the federal, infrastructure, and industrial and commercial markets.  The Federal Services segment primarily includes program management, planning, systems engineering and technical assistance, construction and construction management, operations and maintenance, and decommissioning and closure services to the U.S. Departments of Defense, State, Homeland Security and Treasury, NASA and other federal agencies.  The Energy & Construction segment includes program management, planning, design, engineering, construction and construction management, operations and maintenance, and decommissioning and closure services to clients in the power, infrastructure, industrial and commercial, and federal markets.

Infrastructure & Environment.  For the first quarter of 2011, the Infrastructure & Environment segment reported revenues of $909.9 million and operating income of $55.7 million, compared to revenues of $775.1 million and operating income of $51.4 million for the corresponding period in 2010.

Federal Services.  For the first quarter of 2011, the Federal Services segment reported revenues of $581.1 million and operating income of $35.8 million, compared to revenues of $637.5 million and operating income of $35.7 million for the corresponding period in 2010.

Energy & Construction.  For the first quarter of 2011, the Energy & Construction segment reported revenues of $866.4 million and operating income of $63.0 million, compared to revenues of $808.1 million and operating income of $58.4 million for the corresponding period in 2010.

Outlook for the Remainder of Fiscal 2011

URS reaffirmed its expectation that fiscal 2011 revenues will be between $9.8 billion and $10.0 billion and that EPS will be in the range of $3.60 to $3.70.

Webcast Information

URS will host a dial-in conference call on Tuesday, May 10, 2011 at 5:00 p.m. (ET) to discuss its first quarter fiscal 2011 results.  A live webcast of this call will be available on the investor relations portion of URS’ website at http://investors.urs.com.

URS Corporation (NYSE:  URS) is a leading provider of engineering, construction and technical services for public agencies and private sector companies around the world.  The Company offers a full range of program management; planning, design and engineering; systems engineering and technical assistance; construction and construction management; operations and maintenance; and decommissioning and closure services.  URS provides services for power, infrastructure, industrial and commercial, and federal projects and programs.  Headquartered in San Francisco, URS Corporation has approximately 46,000 employees in a network of offices in more than 40 countries (www.urs.com).

TABLES TO FOLLOW
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Statements contained in this earnings release that are not historical facts may constitute forward-looking statements, including statements relating to future revenues, future business projects, future net income and earnings per share, future backlog and book of business, and other future business, economic and industry trends and conditions.  We believe that our expectations are reasonable and are based on reasonable assumptions; however, we caution you against relying on any of our forward-looking statements as such forward-looking statements by their nature involve risks and uncertainties.  A variety of factors, including but not limited to the following, could cause our business and financial results, as well as the timing of events, to differ materially from those expressed or implied in our forward-looking statements:  declines in the economy or client spending; changes in our book of business; our compliance with government contract procurement regulations; integration of acquisitions; employee, agent or partner misconduct; our ability to procure government contracts; liabilities for pending and future litigation; environmental liabilities; availability of bonding and insurance; our reliance on government appropriations; unilateral termination provisions in government contracts; our ability to make accurate estimates and assumptions; our accounting policies; workforce utilization; our and our partners’ ability to bid on, win, perform and renew contracts and projects; liquidated damages; our dependence on partners, subcontractors and suppliers; customer payment defaults; our ability to recover on claims; impact of target and fixed-priced contracts on earnings; the inherent dangers at our project sites; impairment of our goodwill; the impact of changes in laws and regulations; nuclear indemnifications and insurance; misstatements in expert reports; a decline in defense spending; industry competition; our ability to attract and retain key individuals; retirement plan obligations; our leveraged position and the ability to service our debt; restrictive covenants in our credit agreement; risks associated with international operations; business activities in high security risk countries; third-party software risks; natural and man-made disaster risks; our relationships with labor unions; our ability to protect our intellectual property rights; anti-takeover risks and other factors discussed more fully in our Form 10-Q for the period ended April 1, 2011 as well as in other reports subsequently filed from time to time with the United States Securities and Exchange Commission.  The forward-looking statements represent our current intentions as of the date on which it was made and we assume no obligation to revise or update any forward-looking statements.

URS CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS - UNAUDITED
 (In millions, except per share data)

	April 1, 2011	December 31, 2010
ASSETS
Current assets:
Cash and cash equivalents	$487.1	$573.3
Short-term investments	0.5	0.5
Accounts receivable, including retentions of $62.2 and $69.1, respectively	1,003.8	1,102.8
Costs and accrued earnings in excess of billings on contracts	1,261.7	1,157.1
Less receivable allowances	(39.3)	(42.8)
Net accounts receivable	2,226.2	2,217.1
Deferred tax assets	65.3	83.3
Other current assets	169.5	134.8
Total current assets	2,948.6	3,009.0
Investments in and advances to unconsolidated joint ventures	108.4	65.5
Property and equipment at cost, net	259.9	266.1
Intangible assets, net	501.4	514.1
Goodwill	3,397.3	3,393.2
Other assets	107.4	103.5
Total assets	$7,323.0	$7,351.4
LIABILITIES AND EQUITY
Current liabilities:
Current portion of long-term debt	$156.1	$60.5
Accounts payable and subcontractors payable, including retentions of $40.0 and $46.5, respectively	648.2	673.9
Accrued salaries and employee benefits	510.4	420.6
Billings in excess of costs and accrued earnings on contracts	281.7	275.8
Other current liabilities	176.2	214.3
Total current liabilities	1,772.6	1,645.1
Long-term debt	538.7	641.3
Deferred tax liabilities	334.9	326.9
Self-insurance reserves	106.5	105.9
Pension and post-retirement benefit obligations	231.6	245.9
Other long-term liabilities	184.9	185.3
Total liabilities	3,169.2	3,150.4
Commitments and contingencies
URS stockholders’ equity:
Preferred stock, authorized 3.0 shares; no shares outstanding	—	—
Common stock, par value $.01; authorized 200.0 shares; 86.7 and 86.9 shares issued, respectively; and 78.7 and 81.9 shares outstanding, respectively	0.9	0.9
Treasury stock, 8.0 and 5.0 shares at cost, respectively	(348.8)	(212.1)
Additional paid-in capital	2,924.2	2,924.3
Accumulated other comprehensive loss	(23.2)	(36.9)
Retained earnings	1,503.1	1,441.0
Total URS stockholders’ equity	4,056.2	4,117.2
Noncontrolling interests	97.6	83.8
Total stockholders’ equity	4,153.8	4,201.0
Total liabilities and stockholders’ equity	$7,323.0	$7,351.4

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URS CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - UNAUDITED
(In millions, except per share data)

	Three Months Ended
	April 1,	April 2,
	2011	2010
Revenues	$2,319.8	$2,207.5
Cost of revenues	(2,202.7)	(2,086.7)
General and administrative expenses	(22.4)	(20.3)
Equity in income of unconsolidated joint ventures	37.4	24.7
Operating income	132.1	125.2
Interest expense	(5.2)	(9.3)
Income before income taxes	126.9	115.9
Income tax expense	(44.0)	(2.2)
Net income including noncontrolling interests	82.9	113.7
Noncontrolling interests in income of consolidated subsidiaries, net of tax	(20.8)	(18.1)
Net income attributable to URS	$62.1	$95.6

Earnings per share:
Basic	$0.79	$1.17
Diluted	$0.79	$1.17
Weighted-average shares outstanding:
Basic	78.4	81.4
Diluted	78.8	81.9

URS CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS - UNAUDITED
(In millions)

	Three Months Ended
	April 1,	April 2,
	2011	2010
Cash flows from operating activities:
Net income including noncontrolling interests	$82.9	$113.7
Adjustments to reconcile net income to net cash from operating activities:
Depreciation and amortization	20.2	19.8
Amortization of intangible assets	13.0	11.1
Amortization of debt issuance costs	1.6	3.1
Normal profit	1.0	—
Provision for doubtful accounts	1.3	0.7
Deferred income taxes	25.6	6.8
Stock-based compensation	12.0	10.4
Excess tax benefits from stock-based compensation	(0.7)	(2.9)
Equity in income of unconsolidated joint ventures	(37.4)	(24.7)
Dividends received from unconsolidated joint ventures	11.9	17.3
Changes in operating assets, liabilities and other, net of effects of consolidation and/or deconsolidation of joint ventures:
Accounts receivable and costs and accrued earnings in excess of billings on contracts	(1.1)	(147.1)
Other current assets	(4.0)	7.3
Advances to unconsolidated joint ventures	(9.3)	(4.6)
Accounts payable, accrued salaries and employee benefits, and other current liabilities	1.2	(53.0)
Billings in excess of costs and accrued earnings on contracts	3.3	(30.4)
Other long-term liabilities	(11.8)	8.2
Other assets	1.2	(1.7)
Total adjustments and changes	28.0	(179.7)
Net cash from operating activities	110.9	(66.0)
Cash flows from investing activities:
Payments for exercised shares in connection with a prior business acquisition	(2.9)	—
Changes in cash related to consolidation and/or deconsolidation of joint ventures	—	20.7
Proceeds from disposal of property and equipment	1.5	1.0
Investments in unconsolidated joint ventures	(7.2)	(2.5)
Changes in restricted cash	(0.3)	(0.2)
Capital expenditures, less equipment purchased through capital leases and equipment notes	(11.0)	(7.4)
Maturity of short-term investment	—	30.0
Net cash from investing activities	(19.9)	41.6

URS CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS – UNAUDITED (continued)
(In millions)

	Three Months Ended
	April 1,	April 2,
	2011	2010
Cash flows from financing activities:
Payments on long-term debt	(2.1)	(2.6)
Net payments under lines of credit and short-term notes	(7.5)	(0.3)
Net change in overdrafts	(18.6)	(4.6)
Payments on capital lease obligations	(2.1)	(1.7)
Excess tax benefits from stock-based compensation	0.7	2.9
Proceeds from employee stock purchases and exercises of stock options	1.5	1.1
Distributions to noncontrolling interests	(15.6)	(12.2)
Contributions and advances from noncontrolling interests	3.2	8.0
Repurchases of common stock	(136.7)	(48.4)
Net cash from financing activities	(177.2)	(57.8)
Net decrease in cash and cash equivalents	(86.2)	(82.2)
Cash and cash equivalents at beginning of period	573.3	720.6
Cash and cash equivalents at end of period	$487.1	$638.4

Supplemental information:
Interest paid	$4.1	$6.4
Taxes paid	$57.2	$2.8

Supplemental schedule of non-cash investing and financing activities:
Equipment acquired with capital lease obligations and equipment note obligations	$2.4	$1.8

URS CORPORATION AND SUBSIDIARIES
RECONCILIATION SCHEDULE OF THE IMPACT OF THE NET INCOME TAX BENEFIT

Net income and diluted EPS excluding the impact of the reduction in the Company’s effective income tax rate are not computed in accordance with generally accepted accounting principles (“GAAP”).  We presented these amounts to demonstrate the impact of the reduction.  These non-GAAP measures may be useful to investors seeking to compare the actual or expected performance of our ongoing business with the actual performance of our business in prior periods.  Net income and diluted EPS excluding the impact of the reduction in the effective income tax rate should not be used as a substitute for net income and diluted EPS prepared in conformity with GAAP, or as a GAAP measure of profitability or cash flow.

Below is the reconciliation of net income and diluted EPS, before the impact of the reduction in the effective income tax rate, to GAAP net income and diluted EPS for the three months ended April 2, 2010.

	Three Months Ended April 2, 2010
(In millions, except per share data)	Net Income	Diluted EPS
Before the impact of the reduction in the effective income tax rate	$53.5	$.66
Impact on net income of the reduction in the effective income tax rate	42.1	.51
Net income	$95.6	$1.17

URS CORPORATION AND SUBSIDIARIES
BOOK OF BUSINESS

	Infrastructure		Energy
	&	Federal	&
(In billions)	Environment	Services	Construction	Total
As of April 1, 2011
Backlog	$3.4	$5.7	$7.2	$16.3
Option years	0.3	2.3	2.1	4.7
Indefinite delivery contracts	3.3	3.2	1.0	7.5
Total book of business	$7.0	$11.2	$10.3	$28.5

As of December 31, 2010
Backlog	$3.3	$6.0	$7.3	$16.6
Option years	0.4	2.3	2.1	4.8
Indefinite delivery contracts	3.4	3.2	1.1	7.7
Total book of business	$7.1	$11.5	$10.5	$29.1

	April 1,	December 31,
(In billions)	2011	2010
Backlog by market sector:
Power	$1.3	$1.4
Infrastructure	2.7	2.6
Industrial and commercial	1.6	1.3
Federal	10.7	11.3
Total backlog	$16.3	$16.6

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URS CORPORATION AND SUBSIDIARIES
REVENUES AND OPERATING INCOME BY SEGMENT

	Three Months Ended
(In millions)	April 1,	April 2,
	2011	2010
Revenues
Infrastructure & Environment (1)	$909.9	$775.1
Federal Services	581.1	637.5
Energy & Construction	866.4	808.1
Inter-segment, eliminations and other	(37.6)	(13.2)
Total revenues	$2,319.8	$2,207.5

Operating income
Infrastructure & Environment (1)	$55.7	$51.4
Federal Services	35.8	35.7
Energy & Construction	63.0	58.4
General and administrative expenses	(22.4)	(20.3)
Total operating income	$132.1	$125.2

(1)	The operating results of Scott Wilson were included in the three months ended April 1, 2011, but not in the three months ended April 2, 2010 as we completed the acquisition in September 2010.

URS CORPORATION AND SUBSIDIARIES
REVENUE BREAKDOWN BY SEGMENT

Three months ended April 1, 2011 (In millions)	Power	Infrastructure	Federal	Industrial and Commercial	Total
Infrastructure & Environment (1)	$52.8	$394.1	$160.1	$290.6	$897.6
Federal Services	—	—	580.9	—	580.9
Energy & Construction	247.5	106.0	323.5	164.3	841.3
Total	$300.3	$500.1	$1,064.5	$454.9	$2,319.8

Three months ended April 2, 2010 (In millions)	Power	Infrastructure	Federal	Industrial and Commercial	Total
Infrastructure & Environment (1)	$31.7	$357.2	$175.0	$202.9	$766.8
Federal Services	—	—	636.7	—	636.7
Energy & Construction	258.4	114.0	260.8	170.8	804.0
Total	$290.1	$471.2	$1,072.5	$373.7	$2,207.5

(1)	The operating results of Scott Wilson were included in the three months ended April 1, 2011, but not in the three months ended April 2, 2010 as we completed the acquisition in September 2010.